UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2014

PAR PHARMACEUTICAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10827	22-3122182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On February 20, 2014, Par Pharmaceutical Companies, Inc. (the “Company”) entered into Amendment No. 4 (“Amendment No. 4”) to the Credit Agreement among the Company, its subsidiary, Par Pharmaceutical, Inc. (the “Co-Borrower” and, together with the Company, the “Borrowers”), Sky Growth Intermediate Holdings II Corporation (“Holdings”), certain subsidiaries of the Company party thereto, Bank of America, N.A. (“BANA”), as administrative agent (the “Agent”), and BANA, Goldman Sachs Bank USA (“Goldman”) and Deutsche Bank Securities Inc., as lead arrangers, which amends the Credit Agreement dated as of September 28, 2012, as amended by Amendment No. 1, dated as of February 6, 2013, Amendment No. 2, dated as of February 20, 2013 and Amendment No. 3, dated as of February 28, 2013, each among the Borrowers, Holdings, BANA, as administrative agent, swing line lender and L/C issuer, each lender from time to time party thereto, and the other parties from time to time party thereto (the credit agreement, as amended, supplemented or otherwise modified, including by the Joinder (as defined below), the “Credit Agreement”).

The Amendment refinanced all of the outstanding tranche B-1 term loans of the Borrower (the “Existing Tranche B Term Loans”) with a new tranche of tranche B-2 term loans (the “New Tranche B Term Loans”) in an aggregate principal amount of $1,055 million. The terms of the New Tranche B Term Loans are substantially the same as the terms of the Existing Tranche B Term Loans, except that (1) the interest rate margins applicable to the New Tranche B Term Loans are 3.00% for LIBOR and 2.00% for base rate, a 25 basis point reduction compared to the Existing Tranche B Term Loans and (2) the New Tranche B Loans are subject to a soft call provision applicable to the optional prepayment of the loans which requires a premium equal to 1.00% of the aggregate principal amount of the loans being prepaid if, on or prior to August 20, 2014, the Company enters into certain repricing transactions. Additionally, the maximum senior secured net leverage ratio in compliance with which the Company can incur an unlimited amount of new incremental debt was increased by 25 basis points to 3.75:1.00.

Additionally, on February 20, 2014, the Company, in connection with the JHP Acquisition (as defined under Item 2.01 below), also entered into the Incremental Term B-2 Joinder Agreement (the “Joinder”) among the Borrowers, Holdings, certain subsidiaries of the Company party thereto, the Agent, and BANA and Goldman as lead arrangers. Under the terms of the Joinder, the Company borrowed an additional $395 million of New Tranche B Term Loans from the lenders participating therein for the purpose of consummating the JHP Acquisition.

The foregoing summary of the Amendment and Joinder does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment and Joinder which are attached hereto as Exhibit 10.1 and 10.2 and are incorporated herein by reference. Additionally, a complete summary of the terms of the Credit Agreement is included in the Company’s Registration Statement on Form S-4 dated August 14, 2013 under the caption “Description of Other Indebtedness”.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On February 20, 2014, the Company completed its previously announced acquisition (the “JHP Acquisition”) of JHP Group Holdings, Inc. (“JHP”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 17, 2014, by and among the Company, Juniper Mergeco, Inc., JHP and WP JHP Representative, LLC, as the representative for JHP’s shareholders. The consideration for the JHP Acquisition consisted of $490 million in cash, subject to certain customary working capital adjustments. The Company financed the JHP Acquisition with proceeds received in connection with the debt financing provided by third party lenders as described in Item 1.01 above and an equity commitment of $110 million from certain investment funds associated with TPG Capital.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the actual terms of the Merger Agreement. The Company’s Current Report on Form 8-K dated January 17, 2014 and the Merger Agreement attached as Exhibit 2.1 thereto are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1

Amendment No. 4 to the Credit Agreement, dated as of February 20, 2014, among Par Pharmaceutical Companies, Inc. (the “Company”), its subsidiary, Par Pharmaceutical, Inc. (the “Co-Borrower” and, together with the Company, the “Borrowers”), Sky Growth Intermediate Holdings II Corporation (“Holdings”), certain subsidiaries of the Company party thereto, Bank of America, N.A., as administrative agent (the “Agent”) and BANA, Goldman Sachs Bank USA and Deutsche

Bank Securities Inc., as lead arrangers, which amends the Credit Agreement dated as of September 28, 2012, as amended by Amendment No. 1, dated as of February 6, 2013, Amendment No. 2, dated as of February 20, 2013 and Amendment No. 3, dated as of February 28, 2013, among the Company, the Co-Borrower, Holdings, the Agent, each lender from time to time party thereto, and the other parties from time to time party thereto.

10.2	Incremental Term B-2 Joinder Agreement, dated as of February 20, 2014, among Par Pharmaceutical Companies, Inc. (the “Company”), its subsidiary, Par Pharmaceutical, Inc. (the “Co-Borrower” and, together with the Company, the “Borrowers”), Sky Growth Intermediate Holdings II Corporation (“Holdings”), certain subsidiaries of the Company party thereto, Bank of America, N.A., as administrative agent (the “Agent”) and BANA and Goldman as lead arrangers, which amends the Credit Agreement dated as of September 28, 2012, as amended by Amendment No. 1, dated as of February 6, 2013, Amendment No. 2, dated as of February 20, 2013, Amendment No. 3, dated as of February 28, 2013, and Amendment No. 4, dated as of February 20, 2014, among the Company, the Co-Borrower, Holdings, the Agent, each lender from time to time party thereto, and the other parties from time to time party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR PHARMACEUTICAL COMPANIES, INC.

By:	/s/ Paul V. Campanelli
Name: Paul V. Campanelli
Title: Chief Executive Officer

Date: February 20, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 4 to the Credit Agreement among the Company, its subsidiary Par Pharmaceutical, Inc. (the “Co-Borrower” and, together with the Company, the “Borrowers”), Sky Growth Intermediate Holdings II Corporation (“Holdings”) certain subsidiary guarantors party thereto, Bank of America, N.A., as administrative agent (“BANA”) and BANA, Goldman Sachs Bank USA and Deutsche Bank Securities Inc., as lead arrangers, to the Credit Agreement dated as of September 28, 2012, as amended by Amendment No. 1, dated as of February 6, 2013, Amendment No. 2, dated as of February 20, 2013 and Amendment No. 3, dated as of February 28, 2013, among the Company, the Co-Borrower, Holdings, BANA, as administrative agent, swing line lender and L/C issuer, each lender from time to time party thereto, and the other parties from time to time party thereto.

10.2	Incremental Term B-2 Joinder Agreement, dated as of February 20, 2014, among Par Pharmaceutical Companies, Inc. (the “Company”), its subsidiary, Par Pharmaceutical, Inc. (the “Co-Borrower” and, together with the Company, the “Borrowers”), Sky Growth Intermediate Holdings II Corporation (“Holdings”), certain subsidiaries of the Company party thereto, Bank of America, N.A., as administrative agent (the “Agent”) and BANA and Goldman as lead arrangers, which amends the Credit Agreement dated as of September 28, 2012, as amended by Amendment No. 1, dated as of February 6, 2013, Amendment No. 2, dated as of February 20, 2013, Amendment No. 3, dated as of February 28, 2013, and Amendment No. 4, dated as of February 20, 2014, among the Company, the Co-Borrower, Holdings, the Agent, each lender from time to time party thereto, and the other parties from time to time party thereto.

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